SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2007

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                      0-51385                   90-0183739
------------------------------ ---------------------            ----------
(State or Other Jurisdiction)  (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2745 S. Delsea Drive, Vineland, New Jersey                        08360
------------------------------------------                        -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------



                   85 West Broad Street, Bridgeton, New Jersey
                   -------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.03.   Amendments to Articles of Incorporation or Bylaws;
             Change in Fiscal Year.

     The Board of Directors of Colonial Bankshares, Inc. (the "Company") has approved an amendment to Article VII, Section 1 of the Company's Bylaws authorizing (but not requiring) uncertified shares of stock. The amendment had to be adopted by January 1, 2008 for the Registrant to maintain its listing on the Nasdaq stock market. The amendment was effective on October 18, 2007, subject to the receipt of non-objection from the Office of Thrift Supervision. The language of Article VII, Section 1 of the Company's Bylaws is attached as an exhibit to this Current Report.

Item 9.01.   Financial Statements and Exhibits.

             (a) Not Applicable.

             (b) Not Applicable.

             (c) Not Applicable.

             (d) Exhibits.

             Exhibit No.            Exhibit

                  3                 Text of amendment to Bylaws









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COLONIAL BANKSHARES, INC.



DATE: October 24, 2007        By:     \s\ L. Joseph Stella, III
                                      ------------------------------------------
                                      L. Joseph Stella, III
                                      Executive Vice President and
                                      Chief Financial Officer